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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  August 13, 1996


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


            TEXAS                        0-22258                 75-1432205
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


     8235 DOUGLAS AVENUE,                                        75225
    SUITE 400, DALLAS, TEXAS                                   (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


     The press releases dated August 13, 1996 and August 14, 1996 that are filed herewith as Exhibits 20.1 and 20.2, respectively, are incorporated herein by reference.


ITEM 7. EXHIBITS


c)   Exhibits

     20.1 Press release dated August 13, 1996 reporting on Colombian production operations.

     20.2 Press release dated August 14, 1996 reporting on the Royal Bank of Scotland's exercise of its option on Aviva shares held by AMG Limited.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AVIVA PETROLEUM INC.



Date:  August 14, 1996                   /s/ James L. Busby
                                         ------------------
                                         James L. Busby
                                         Treasurer and Secretary
                                         (principal accounting officer)

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EXHIBITS

Number                     Description of Exhibit
- ------                     ----------------------

**20.1 Press release dated August 13, 1996 reporting on Colombian production operations.

**20.2 Press release dated August 14, 1996 reporting on the Royal Bank of Scotland's exercise of its option on Aviva shares held by AMG Limited.


- ----------------------------------
**  Filed Herewith

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